UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 14, 2008

Louisiana Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-33573	20-8715162
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Veterans Memorial Boulevard, Metairie, Louisiana		70005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 834-1190

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (d)  Not applicable.

(e)           On February 14, 2008, the shareholders of Louisiana Bancorp, Inc. (the “Company”), the holding company for Bank of New Orleans (the “Bank”) approved the Company’s 2007 Stock Option Plan (the “Stock Option Plan”).  Pursuant to the terms of the Stock Option Plan, options to acquire up to 634,573 shares of common stock of the Company may be granted to employees and non-employee directors of the Company and the Bank.

Also, on February 14, 2008, the shareholders of the Company approved the Company’s 2007 Recognition and Retention Plan and Trust Agreement (the “RRP”).  Pursuant to the terms of the RRP, awards of up to 253,829 shares of restricted common stock of the Company may be granted to employees and non-employee directors of the Company and the Bank.

In order to fund the RRP, the related trust will purchase 253,829 shares of common stock of the Company in the open market.  Purchases will be made from time to time at the discretion of management.

For additional information, reference is made to the Stock Option Plan and the RRP, which are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, and the press release dated February 14, 2008, which is included herein as Exhibit 99.1, and incorporated herein by reference.

(f)           Not applicable.

Item 9.01           Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Number	Description
10.1	Louisiana Bancorp, Inc. 2007 Stock Option Plan (1)
10.2	Louisiana Bancorp, Inc. 2007 Recognition and Retention Plan and Trust Agreement (1)
99.1	Press Release dated February 14, 2008
__________________

(1)	Incorporated by reference to the definitive proxy statement filed by Louisiana Bancorp, Inc. with the SEC on December 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOUISIANA BANCORP, INC.

Date: February 15, 2008	By:	/s/ Lawrence J. LeBon, III
Lawrence J. LeBon, III
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
10.1	Louisiana Bancorp, Inc. 2007 Stock Option Plan (1)
10.2	Louisiana Bancorp, Inc. 2007 Recognition and Retention Plan and Trust Agreement (1)
99.1	Press Release dated February 14, 2008
__________________

(1)	Incorporated by reference to the definitive proxy statement filed by Louisiana Bancorp, Inc. with the SEC on December 28, 2007.